EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES OXLEY ACT OF 2002



I, Robert J. Leist, Jr., state and attest that:

1. I am the Principal Financial Officer of Ocwen Financial Corporation (the "Registrant").

2. I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

         o the Quarterly Report on Form 10-Q of the Registrant for the quarter ended March 31, 2006 (the "periodic report") containing financial statements fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         o the information contained in the periodic report fairly represents, in all material respects, the financial condition and results of operations of the Registrant for the periods presented.


Name:    /s/ ROBERT J. LEIST, JR.
         ---------------------------------------------------
Title:   Senior Vice President & Principal Financial Officer
Date:    May 10, 2006

                                       38